UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 28, 2011 (October 25, 2011)
Crumbs Bake Shop, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35220	27-1215274

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 West 40th Street, Suite 2100, New York, NY	10018

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (212) 221-7105
57th Street General Acquisition Corp.
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Effective October 25, 2011, the Board of Directors of Crumbs Bake Shop, Inc. (formerly “57th Street General Acquisition Corp.”) (the “Corporation”) adopted Amended and Restated Bylaws (the “Bylaws”). The purpose and effect of the amendments to the existing Bylaws is briefly summarized below. The summary of the amendments made to the existing Bylaws of the Corporation is not intended to be complete and is qualified in its entirety to the Amended and Restated Bylaws, attached as Exhibit 3.2 to this Current Report on Form 8-K.
Section 1 of Article I has been modified to provide for a change in the Corporation’s registered office and registered agent.
Section 1 of Article II has been modified to add provisions relating the conduct of meetings of stockholders.
Section 3 of Article II has been modified to provide that a special meeting of stockholders may be called by the Board of Directors or Chairman of the board.
Section 4 of Article II has been modified to provide that the notice of meetings of stockholders shall include the record date or dates and the method of remote communication, if any, established as an alternative to a special or annual meeting held in a designated place.
Section 5 of Article II has been modified to set forth the required quorum in the event that a separate vote of a series or class or classes is required.
Section 6 of Article II has been modified to provide that the election of directors by a plurality vote is subject to the rights of holders of one or more series of preferred stock and to clarify that, as to any matter, other than the election of directors, brought before a meeting of stockholders, such matter shall be determined by vote of a majority of the votes cast in favor of such action except as otherwise provided by law, the Certificate of Incorporation or the Bylaws.
Section 7 of Article II has been modified to provide that only holders of the Corporation’s Series A Voting Preferred Stock may act by written consent in lieu of a meeting whenever their vote is required.
Section 2 of Article III has been modified to remove the requirement that the number of directors be not less than one nor more than nine and to provide that the number of directors shall be fixed from time to time by vote of a majority of the directors.
Sections 3, 4, 5 and 6 of Article III have been modified to provide that the election, nomination and removal of directors is subject to the requirements of law, the Certificate of Incorporation and Bylaws.
Section 8 of Article III has been modified to provide that compensation for directors and officers shall be determined by a majority of the directors then in office, in consultation with the Corporation’s Compensation Committee.
Section 1 of Article IV has been modified to modify the timing requirement for the first meeting of each newly elected Board of Directors.

Section 2 of Article IV has been modified to clarify notice requirements for regular meetings of the Board of Directors.
Section 3 of Article IV has been modified to provide that notice of special meetings of the Board of Directors shall be provided 24 hours in advance by the Chairman or a majority of the directors then in office.
Section 6 of Article IV and Section 3 of Article V have been modified to provide that action may be taken without a meeting by the Board of Directors and committees thereof, respectively, by consent in writing or by electronic transmission.
Sections 1 and 2 of Article VI have been modified to provide that, except as otherwise provided in the Bylaws or permitted by applicable law, notice to stockholders and to members of the Board of Directors, respectively, may be given, in addition to first class mail by electronic transmission in accordance with applicable law (including facsimile, electronic mail and posting on an electronic network).
Section 1 of Article VII has been modified to eliminate reference to the Chairman of the Board as an officer of the Corporation.
Article VII has been modified to delete section 5 describing the duties of a Chairman of the Board and to renumber the remaining sections of Article VII.
Section 1 of Article VIII has been modified to provide that stock certificates shall be signed by the President or Chief Executive Officer and Secretary or an Assistant Secretary.
Section 5 of Article VIII has been modified to clarify and expand upon the establishment of one or more record dates for notice to stockholders and to determine stockholders entitled to vote, if different from the date for notice to stockholders, in connection with meetings and dividends, to specify that the record date may not precede the date of the Board’s resolution and the establishment of a record date if no record date has been set by Board resolution.
Article IX has been modified to clarify that the scope of indemnity provided by the Corporation is limited to officers and directors of the Corporation.
Section 4 of Article IX has been modified to expand the scope of indemnity to former directors or officers of the Corporations and clarify the procedures pursuant to which the Board of Directors, or a committee of disinterested directors, as the case may be, determine that indemnification is proper.
Section 5 of Article IX has been modified to require the Corporation to pay expenses incurred by a director or officer in their defense of certain actions in a timely manner and in advance of a final disposition of such action, subject to an affirmative determination by a majority of the disinterested directors then in office that the Corporation has the financial wherewithal to make such payment.
Section 6 of Article IX has been modified to further clarify that the indemnification of directors and officers provided by the Bylaws is not exclusive, and to state the Corporation’s policy to indemnify covered directors and officers to the fullest extent permitted by law.

Section 13 of Article IX was added to provide the Corporation may, to the extent authorized by the Board of Directors, provide indemnification rights and advance expenses to employees and agents of the Corporation similar to those provided to directors and officers.
Item 5.07 Submission of Matters to a Vote of Security Holders.
The Annual Meeting of the Stockholders of 57th Street General Acquisition Corp. (now “Crumbs Bake Shop, Inc.”) was held on Tuesday, October 25, 2011, at 1:00 p.m., Eastern Daylight Time, at the offices of Provident State Bank, located at 312 Main Street, Preston, Maryland 21655. Proxies for the meeting were solicited pursuant to Section 14(a) of the Securities Exchange Act of 1934. There was no solicitation in opposition to the nominees as listed in the proxy statement. The meeting was held for the following purposes:
Proposal #1: Election of Directors
All four nominees for director, as listed below, were elected. The term of the directors will be for one year and until his successor is duly elected and qualified. The results of the election of directors were as follows:

	Votes Cast	Votes Cast	Votes		Broker
Director	For	Against	Withheld	Abstain	Non-Votes
Mark D. Klein	6,149,594	—	1,269,216	—	485,831
Frederick G. Kraegel	6,150,104	—	1,268,706	—	485,831
Leonard A. Potter	6,029,501	—	1,389,309	—	485,831
Andrew J. Moger	7,275,888	—	142,922	—	485,831
Proposal #2: Approval of the amendment and restatement of the Certificate of Incorporation
The stockholders voted upon and approved an amendment and restatement of the Certificate of Incorporation to (i) amend Article FIRST to change the name of the Corporation from “57th Street General Acquisition Corp.” to “Crumbs Bake Shop, Inc.” and (ii) remove certain language therefrom related to the Corporation’s earlier status as a special purpose acquisition company. The result of the approval of the amendment and restatement of the Certificate of Incorporation was as follows:

Votes Cast	Votes Cast	Votes		Broker
For	Against	Withheld	Abstain	Non-Votes
7,883,036	7,951	—	13,654	—

Proposal #3: Adoption of the amendment to the Certificate of Designation
The stockholders voted to approve the amendment to the Certificate of Designation to, among other things, specifically eliminate the ability of the holders of the Series A Preferred Stock (the “Series A Holders”), as a class, to elect a majority of the Board of Directors if such right exceeds the Series A Holders’ aggregate beneficial commensurate ownership. The result of the approval of the amendment to the Certificate of Designation was as follows:

Series A
	Common				Series A	Preferred	Series A
Common	Stock—	Common			Preferred	Stock—	Preferred	Series A
Stock—	Votes	Stock—	Common	Broker	Stock—	Votes	Stock—	Preferred
Votes	Cast	Votes	Stock—	Non-	Votes	Case	Votes	Stock—
Cast For	Against	Withheld	Abstain	Votes	Case For	Against	Withheld	Abstain
7,401,127	3,951	—	13,372	485,831	3,900,000	—	—	—
Proposal #4: Approval of the adoption of the Incentive Plan
The stockholders voted upon and approved, adoption of the Incentive Plan pursuant to which 338,295 shares of Common Stock have been reserved for issuance to employees, directors, officers and other eligible persons upon the exercise of various types of equity awards to be granted pursuant to the terms of the Incentive Plan. The result of the approval of the Incentive Plan was as follows:

Votes Cast	Votes Cast	Votes		Broker
For	Against	Withheld	Abstain	Non-Votes
7,184,716	219,530	14,564	—	485,831
Proposal #5: Approval of the ratification of appointment of the independent registered public accounting firm
The stockholders voted upon and approved the ratification of appointment of the independent registered public accounting firm for the year ending December 31, 2011. The result of the ratification of the appointment of Rothstein Kass & Company P.C. as the independent registered public accounting firm of the Corporation was as follows:

Votes Cast	Votes Cast	Votes		Broker
For	Against	Withheld	Abstain	Non-Votes
7,723,912	162,381	—	18,348	—
Pursuant to the foregoing votes: (i) each of the four director nominees above was elected to serve as a director for one year and until his successor is duly elected and qualified; (ii) the Corporation filed its Third Amended and Restated Certificate of Incorporation on October 26, 2011 with the Secretary of State for the State of Delaware to, among other things, change its name to “Crumbs Bake Shop, Inc.” from “57th Street General Acquisition Corp.”; (iii) the Corporation filed its Amended and Restated Certificate of Designation on October 26, 2011 with the Secretary of State for the State of Delaware; (iv) the stockholders approved the Incentive Plan and (v) the stockholders approved the ratification and appointment of Rothstein Kass & Company P.C. as the Corporation’s independent registered public accounting firm.
As disclosed in the Company’s proxy statement relating to the annual meeting, the Series A Holders (as defined in the proxy statement) also reelected the four Series A Directors, namely, Edwin H. Lewis, Jason Bauer, Julian R. Geiger and Jeffrey D. Roseman, by unanimous written consent prior to the annual meeting, each such Series A Director to serve for a one year term and until his successor has been duly elected and qualified.
Item 8.01. Other Events
On October 28, 2011, Crumbs Bake Shop, Inc. (the “Company”) issued a press release announcing the results of the annual meeting of stockholders held on October 25, 2011 and the Company’s conference call regarding results for the third quarter of 2011. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits
(d) Exhibits.
The following exhibit is filed herewith:

Exhibit
Number	Description
3.2	Amended and Restated Bylaws of Crumbs Bake Shop, Inc.
99.1	Press Release dated October 28, 2011

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 28, 2011	CRUMBS BAKE SHOP, INC.

	By:	/s/ John D. Ireland Name: John D. Ireland
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description
3.2	Amended and Restated Bylaws of Crumbs Bake Shop, Inc.
99.1	Press Release dated October 28, 2011